UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2007

U.S. GLOBAL INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370
(State of other juris- diction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas	78229
(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition.

          On September 12, 2007, U.S. Global Investors, Inc. issued a press release reporting earnings and other financial results for its fiscal year ended June 30, 2007. A copy of the press release is attached and being furnished as Exhibit 99.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc.

By:	/s/ Catherine A. Rademacher
Catherine A. Rademacher Chief Financial Officer

Dated: September 12, 2007